Nauticus Robotics Announces Results for the Third Quarter of 2024 HOUSTON, November 12, 2024 – Nauticus Robotics, Inc. (NASDAQ: KITT), a leading innovator in subsea robotics and software, today announced its financial results for the quarter ended September 30, 2024. John Gibson, Nauticus CEO, stated, “We committed to producing commercial revenue in the third quarter of 2024 with our Aquanaut Mark 2. We achieved that objective. Our first commercial project not only exceeded customer expectations but also secured additional work for the fourth quarter. With the 2024 work season in the Gulf of Mexico ending, we are now fully focused on building a robust pipeline of commercial opportunities for 2025. Nauticus’ untethered, autonomous deepwater solutions have set us apart as the technical leader in this field, earning strong recognition from our customers. On the financial front, we raised over $1 million in cash through a tranche of convertible debentures, with the option to access an additional $20 million. Alongside converting existing debentures into preferred equity, these steps bolster our shareholder equity and position us to regain compliance with NASDAQ listing requirements. This access to additional funds provides a solid financial foundation to cement our position as a leader in the ocean economy." Operational Highlights Vehicle 2 Testing: Nauticus’ flagship vehicle, Aquanaut Mark 2 (Vehicle 2), completed deepwater qualification trials and began commercial operations in the Gulf of Mexico (GOM). The vehicle completed offshore operations for 2024 and will now be readied for the upcoming 2025 offshore season. The success of the commercial work performed this year resulted in continued discussions with current as well as new customers for 2025 work. The pipeline for Aquanaut services remains strong and the company expects that customers will continue placing the vehicle into their offshore execution models. Vehicle 1 Assembly and Testing: Aquanaut Vehicle 1 deepwater electronics upgrades are complete and final assembly is expected to complete this month. Once the vehicle is fully assembled it is planned to ship to a testing facility to complete factory acceptance testing. We expect this to occur by the end of the year. Vehicle 3 Assembly: Assembly of Aquanaut Vehicle 3 remains pending. Company focus remained on Vehicles 1 and 2 throughout the quarter. Work on this vehicle is not expected until sometime in 2025. ToolKITT Software: ToolKITT performed reliably during Aquanaut vehicle operations this quarter. The team continues to progress the technology towards higher levels of autonomy and broader commercial functionality. ToolKITT is also expected to provide value added differentiation for third party platform integration. Discussions with third party ROV manufacturers and services providers are ongoing and Nauticus is targeting to sell its first commercial license in 2025. Revenue: Nauticus reported third-quarter revenue of $0.4 million, compared to $1.6 million for the prior-year period and $0.5 million for the prior quarter. EXHIBIT 99.1

Operating Expenses: Total expenses during the third quarter were $5.9 million, a $3.9 million decrease from the prior-year period, and a $0.6 million decrease from Q2 2024. Net Income: For the third quarter, Nauticus recorded a net loss of $11.4 million, or basic loss per share of $4.24. This compares with a net loss of $17.7 million from the same period in 2023, and a net loss of $5.4 million in the prior quarter. Adjusted Net Loss: Nauticus reported adjusted net loss of $11.4 million for the third quarter, compared to $8.1 million for the same period in 2023. Adjusted net loss is a non-GAAP measure which excludes the impact of certain items, as shown in the non-GAAP reconciliation table below. 2024 G&A Cost: Nauticus reported G&A third-quarter costs of $2.8 million, which is a decrease of $3.9 million compared to the same period in 2023 and an additional $0.4 million decrease from the second quarter. Balance Sheet and Liquidity As of September 30, 2024, the Company had cash and cash equivalents of $2.9 million, compared to $0.8 million as of December 31, 2023. Conference Call Details Nauticus will host a conference call on November 13, 2024 at 10:00 a.m. Central Standard Time (11:00 a.m. EST) to discuss its results for the quarter ending September 30, 2024. To participate in the earnings conference call, participants should dial toll free at 800-225- 9448, conference ID: KITT, or access the listen-only webcast at the following link: https://events.q4inc.com/attendee/559732352. A link to the webcast will also be available on the Company's website (https://ir.nauticusrobotics.com/). Following the conclusion of the call, a recording will be available on the Company's website. About Nauticus Robotics Nauticus Robotics, Inc. develops autonomous robots for the ocean industries. Autonomy requires the extensive use of sensors, artificial intelligence, and effective algorithms for perception and decision allowing the robot to adapt to changing environments. The company’s business model includes using robotic systems for service, selling vehicles and components, and licensing of related software to both the commercial and defense business sectors. Nauticus has designed and is currently testing and certifying a new generation of vehicles to reduce operational cost and gather data to maintain and operate a wide variety of subsea infrastructure. Besides a standalone service offering and forward-facing products, Nauticus’ approach to ocean robotics has also resulted in the development of a range of technology products for retrofit/upgrading traditional ROV operations and other third-party vehicle platforms. Nauticus’ services provide customers with the necessary data collection, analytics, and subsea manipulation capabilities to support and maintain assets while reducing their operational footprint, operating cost, and greenhouse gas emissions, to improve offshore health, safety, and environmental exposure. Cautionary Language Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Act”), and are intended to enjoy the protection of the safe harbor for forward-looking statements provided by the Act as well as protections afforded by other federal securities laws. Such forward-looking statements include but are not limited to: the expected timing of product commercialization or new product releases; customer interest in Nauticus’ products; estimated operating results and use of cash; and Nauticus’ use of and needs for capital. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends,” or “continue” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Nauticus’ management’s current expectations and beliefs, as well as a number of assumptions concerning future events. There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Nauticus is not under any obligation and expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports which Nauticus has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”) for a more complete discussion of the risks and uncertainties facing the Company and that could cause actual outcomes to be materially different from those indicated in the forward-looking statements made by the Company, in particular the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward- Looking Statements” in documents filed from time to time with the SEC, including Nauticus’ Annual Report on Form 10-K filed with the SEC on April 10, 2024. Should one or more of these risks, uncertainties, or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. The documents filed by Nauticus with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

NAUTICUS ROBOTICS, INC. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS September 30, 2024 December 31, 2023 (Unaudited) ASSETS Current Assets: Cash and cash equivalents $2,915,757 $753,398 Restricted certificate of deposit 51,763 201,822 Accounts receivable, net 397,726 212,428 Inventories 2,229,509 2,198,797 Prepaid expenses 1,105,645 1,889,218 Other current assets 338,542 1,025,214 Assets held for sale 277,180 2,940,254 Total Current Assets 7,316,122 9,221,131 Property and equipment, net 16,158,525 15,904,845 Operating lease right-of-use assets 1,283,982 834,972 Other assets 229,296 187,527 Total Assets $24,987,925 $26,148,475 LIABILITIES AND STOCKHOLDERS’ DEFICIT Current Liabilities: Accounts payable $4,734,093 $7,035,450 Accrued liabilities 7,269,833 7,339,099 Contract liability 697,818 2,767,913 Operating lease liabilities - current 433,820 244,774 Total Current Liabilities 13,135,564 17,387,236 Warrant liabilities 393,094 18,376,180 Operating lease liabilities - long-term 921,698 574,260 Notes payable - long-term, net of discount (related party) 46,148,307 31,597,649 Other liabilities 895,118 - Total Liabilities $61,493,781 $67,935,325 Stockholders’ Deficit: Common stock, $0.0001 par value; 625,000,000 shares authorized, 5,634,942 and 1,389,884 shares issued, respectively, and 5,634,942 and 1,389,884 shares outstanding, respectively (As adjusted) $563 $139 Additional paid-in capital (As adjusted) 98,628,931 77,004,714 Accumulated other comprehensive income (26,983) - Accumulated deficit (135,108,367) (118,791,703) Total Stockholders’ Deficit (36,505,856) (41,786,850) Total Liabilities and Stockholders' Deficit $24,987,925 $26,148,475

NAUTICUS ROBOTICS, INC. Unaudited Condensed Consolidated Statements of Operations Three Months Ended Nine Months Ended 9/30/2024 6/30/2024 9/30/2023 9/30/2024 9/30/2023 Revenue: Service $370,187 $501,708 $1,593,854 $1,336,249 $5,542,249 Service - related party - - - - 500 Total revenue 370,187 501,708 1,593,854 1,336,249 5,542,749 Costs and expenses: Cost of revenue (exclusive of items shown separately below) 2,648,019 2,875,394 2,651,380 7,617,368 7,484,249 Depreciation 446,087 411,586 160,744 1,283,858 487,052 Research and development - - 275,154 64,103 984,882 General and administrative 2,845,956 3,227,288 6,704,890 9,502,685 17,478,099 Total costs and expenses 5,940,062 6,514,268 9,792,168 18,468,014 26,434,282 Operating loss (5,569,875) (6,012,560) (8,198,314) (17,131,765) (20,891,533) Other (income) expense: Other (income) expense, net 2,278,909 118,274 (133,311) 2,300,710 1,015,908 Gain on lease termination - (8,532) - (23,897) - Foreign currency transaction loss 11,833 4,296 83,654 21,276 56,061 Loss on exchange of warrants - - - - 590,266 Change in fair value of warrant liabilities (615,505) (4,422,701) 8,656,392 (13,347,829) (18,775,158) Interest expense, net 4,111,844 3,669,423 873,738 10,234,639 7,365,402 Total other income, net 5,787,081 (639,240) 9,480,473 (815,101) (9,747,521) Net loss $(11,356,956) $(5,373,320) $(17,678,787) $(16,316,664) $(11,144,012) Basic loss per share (As adjusted) $(4.24) $(2.75) $(15.46) $(8.54) $(9.92) Diluted loss per share (As adjusted) $(4.24) $(2.75) $(15.46) $(8.54) $(9.92) Basic weighted average shares outstanding (As adjusted) 2,676,003 1,950,563 1,143,198 1,910,761 1,123,695 Diluted weighted average shares outstanding (As adjusted) 2,676,003 1,950,563 1,143,198 1,910,761 1,123,695

NAUTICUS ROBOTICS, INC. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS Years ended September 30, 2024 2023 Cash flows from operating activities: Net loss $(16,316,664) $(11,144,012) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation 1,283,858 487,052 Amortization of debt discount 5,694,378 2,924,820 Amortization of debt issuance cost 486,758 - Capitalized paid-in-kind (PIK) interest 927,485 - Accretion of RCB Equities #1, LLC exit fee 73,058 3,183 Stock-based compensation 1,872,504 3,995,020 Loss on exchange of warrants - 590,266 Change in fair value of warrant liabilities (13,347,829) (18,775,158) Non-cash impact of lease accounting 314,859 332,787 Gain on disposal of assets (1,695) - Write off of property and equipment 32,636 - Gain on lease termination (23,897) - Gain on short-term investments - (40,737) Interest expense assumed into Convertible Senior Secured Term Loan - 378,116 Changes in current assets and liabilities: Accounts receivable (185,298) 625,034 Inventories (30,714) (7,293,478) Contract assets - 547,183 Other assets 1,542,915 (206,702) Accounts payable and accrued liabilities (1,072,317) 11,155,980 Contract liabilities (2,070,095) 152,000 Operating lease liabilities (203,486) (357,985) Other liabilities 895,117 - Net cash used in operating activities (20,128,427) (16,626,631) Cash flows from investing activities: Capital expenditures (466,712) (10,745,111) Proceeds from sale of assets held for sale 420,220 - Proceeds from sale of property and equipment 18,098 - Proceeds from sale of short-term investments - 5,000,000 Net cash used in investing activities (28,394) (5,745,111) Cash flows from financing activities: Proceeds from notes payable 14,305,000 10,596,884 Payment of debt issuance costs on notes payable (1,316,791) -

Proceeds from ATM offering 9,857,857 - Payment of ATM commissions and fees (499,903) - Proceeds from exercise of stock options - 421,175 Proceeds from exercise of warrants - 338,055 Net cash from financing activities 22,346,163 11,356,114 Effects of changes in exchange rates on cash and cash equivalents (26,983) - Net change in cash and cash equivalents 2,162,359 (11,015,628) Cash and cash equivalents, beginning of year 753,398 17,787,159 Cash and cash equivalents, end of year $2,915,757 $6,771,531

NAUTICUS ROBOTICS, INC. Unaudited Reconciliation of Net Income (Loss) Attributable to Common Stockholders (GAAP) to Adjusted Net Loss Attributable to Common Stockholders (NON-GAAP) Adjusted net loss attributable to common stockholders is a non-GAAP financial measure which excludes certain items that are included in net income (loss) attributable to common stockholders, the most directly comparable GAAP financial measure. Items excluded are those which the Company believes affect the comparability of operating results and are typically excluded from published estimates by the investment community, including items whose timing and/or amount cannot be reasonably estimated or are non-recurring. Adjusted net loss attributable to common stockholders is presented because management believes it provides useful additional information to investors for analysis of the Company’s fundamental business on a recurring basis. In addition, management believes that adjusted net loss attributable to common stockholders is widely used by professional research analysts and others in the valuation, comparison, and investment recommendations of companies such as Nauticus. Adjusted net loss attributable to common stockholders should not be considered in isolation or as a substitute for net income (loss) attributable to common stockholders or any other measure of a company’s financial performance or profitability presented in accordance with GAAP. A reconciliation of the differences between net income (loss) attributable to common stockholders and adjusted net loss attributable to common stockholders is presented below. Because adjusted net loss attributable to common stockholders excludes some, but not all, items that affect net income (loss) attributable to common stockholders and may vary among companies, our calculation of adjusted net loss attributable to common stockholders may not be comparable to similarly titled measures of other companies. Three Months Ended Nine Months Ended 9/30/2024 6/30/2024 9/30/2023 9/30/2024 9/30/2023 Net income (loss) attributable to common stockholders (GAAP) $(11,356,956) $(5,373,320) $(17,678,787) $(16,316,664) $(11,144,012) Change in fair value of warrant liabilities (615,505) (4,422,701) 8,656,392 (13,347,829) (18,775,158) Stock compensation expense 532,539 809,310 917,993 1,872,504 3,995,020 Sales and use tax assessment - - - - 1,189,164 Loss on exchange of warrants - - - - 590,266 Interest and penalties on RRA Amendment - - - - 4,320,690 Adjusted net loss attributable to common stockholders (non-GAAP) $(11,439,922) $(8,986,711) $(8,104,402) $(27,791,989) $(19,824,030)